UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2018

ORGENESIS INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54329	98-0583166
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

20271 Goldenrod Lane, Germantown, MD 20876
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (480) 659-6404

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company [   ]

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 1.01          Entry into a Material Definitive Agreement.

Private Placement of 2% Unsecured Convertible Notes

On November 21, 2018, Orgenesis Inc. (the “Company”) entered into a private placement subscription agreement (the “Hemogenyx-Cell Subscription Agreement”) with a non-U.S. investor (the “Investor”), pursuant to which the Company agreed to sell an aggregate principal amount of $250,000 in a 2% Unsecured Convertible Note (the “Hemogenyx Convertible Note”), which is convertible, at the discretion of the Investor, into either (i) units, each unit consisting of one share of common stock of the Company, par value $0.001 per share (“Common Stock”) and one three-year warrant to purchase one share of Common Stock at an exercise price of $7.00 per share, at a conversion price of $7.00 per unit (the “Units”) or (ii) shares of capital stock of Hemogenyx-Cell, a subsidiary of Hemogenyx Pharmaceuticals Plc, at a price per share based on a pre-money valuation of Hemogenyx-Cell of $12,000,000 (the “Hemogenyx Securities”) pursuant to the previously disclosed collaboration agreement with Hemogenyx Pharmaceuticals Plc.

In addition, on such same date, the Company entered into a private placement subscription agreement (the “Immugenyx Subscription Agreement”) with the Investor, pursuant to which the Company agreed to sell an aggregate principal amount of $250,000 in a 2% Unsecured Convertible Note (the “Immugenyx Convertible Note”), which is convertible into, at the discretion of the Investor, either (i) units, each unit consisting of one share of common stock of the Company, par value $0.001 per share (“Common Stock”) and one three-year warrant to purchase one share of Common Stock at an exercise price of $7.00 per share, at a conversion price of $7.00 per unit (the “Units”) or (ii) shares of capital stock of Immugenyx, LLC, a subsidiary of Hemogenyx Pharmaceuticals Plc, at a price per share based on a pre-money valuation of Immugenyx of $8,000,000 (the “Immugenyx Securities”) pursuant to the previously disclosed collaboration agreement with Immugenyx, LLC.

The Company received an aggregate of $500,000 in gross proceeds from the Investor pursuant to the sale of the Hemogenyx Convertible Note and Immugenyx Convertible Note (collectively, the “Convertible Notes”). The Convertible Notes are unsecured obligations of the Company and accrue interest at 2% per annum and have a maturity date of November 21, 2021. At any time within two years from the issuance date of the Convertible Notes, the Investor may convert all or any portion of the outstanding principal amount of the Convertible Notes, plus accrued interest thereon, into the securities as described above. In the event the Investor does not elect to convert the principal amount of the Convertible Notes, plus accrued interest thereon, into Hemogenyx Securities or Immugenyx Securities, as applicable, during such two year period, the period shall be extended by an additional one year during which the Investor may convert the principal amount of the Note, plus accrued interest thereon, solely into Units.

At any time after the first two years after issuance, the entire principal amount, plus accrued interest thereon, shall automatically convert into Units if at any time from and after the date hereof, the closing price of the Company’s Common Stock on the Nasdaq Capital Market (or other national stock exchange or market on which the Common Stock is then listed or quoted) equals or exceeds $20.00 per share (which amount may be adjusted for certain capital events, such as stock splits) for thirty (30) consecutive trading days.

The Convertible Notes contain standard and customary events of default including, but not limited to, failure to make payments when due, failure to observe or perform covenants or agreements contained in the Convertible Notes, the breach of any material representation or warranty contain therein or the bankruptcy or insolvency of the Company. If any event of default occurs, subject to any cure period, the full principal amount, together with interest (including default interest of 12% per annum) and other amounts owing in respect thereof to the date of acceleration shall become, at the Investor’s election, immediately due and payable in cash.

The Warrants included in the Units expire three years from the date of issuance and have an exercise price of $7.00 per share. If at any time from and after the date of issuance, the closing price of the Company’s Common Stock on the Nasdaq Capital Market (or other national stock exchange or market on which the Common Stock is then listed or quoted) equals or exceeds $20.00 per share (which amount may be adjusted for certain capital events, such as stock splits, as described herein) for thirty (30) consecutive trading days, then the Company shall have the right to require the holder to exercise all or any portion of the Warrant still unexercised for a cash exercise into shares of Common Stock in accordance with the terms of the Warrant.

The Subscription Agreements contains representations and warranties of the Company and the Investor, which are typical for transactions of this type.

The Convertible Notes and the shares of common stock and Warrants issuable upon conversion of the Convertible Notes, and the shares of common stock issuable upon exercise of such Warrants (the “Underlying Securities”), have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) and were issued and sold to a non-U.S. person in reliance upon the exemption from registration contained in Regulation S promulgated under the Securities Act. The Convertible Notes and Underlying Securities may not be offered or sold in the absence of an effective registration statement or exemption from the registration requirements under the Securities Act.

The foregoing summaries of the form of Hemogenyx-Cell Subscription Agreement, the form of Immugenyx Subscription Agreement, the form of Convertible Note convertible into Units or Hemogenyx Securities, the Form of Convertible Note convertible into Units or Immugenyx Securities and the form of Warrant do not purport to be complete and are subject to, and qualified in their entirety by, such documents attached as Exhibits 10.1, 10.2, 4.1, 4.2 and 4.3, respectively, to this Current Report on Form 8-K, which are incorporated herein by reference.

Item 2.03.          Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 3.02.          Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above is incorporated by reference into this Item 3.02.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(d)          Exhibits.

The exhibit listed in the following Exhibit Index is filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
4.1	Form of Convertible Note convertible into Units or Hemogenyx Securities
4.2	Form of Convertible Note convertible into Units or Immugenyx Securities
4.3	Form of Warrant included in Units
10.1	Form of Subscription Agreement, dated November 21, 2018, by and between the Company and investor
10.2	Form of Subscription Agreement, dated November 21, 2018, by and between the Company and investor

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORGENESIS INC.
By:

/s/ Neil Reithinger
Neil Reithinger
Chief Financial Officer, Treasurer and Secretary
November 28, 2018